Exhibit 99.1

Red Hat to Acquire Codenvy, Provider of Agile and Cloud-Native Development Tools

Red Hat adds to cloud-native application development portfolio with developer tools and containerized workspaces based on Eclipse Che

RALEIGH, N.C. – May 25, 2017 – Red Hat, Inc. (NYSE: RHT), the world’s leading provider of open source solutions, today announced that it has signed a definitive agreement to acquire Codenvy, provider of cloud-native development tools that enable developers to more easily create modern container-based and cloud-native applications. By adding Codenvy to its existing portfolio of developer tools and application platforms, including Red Hat JBoss Middleware and Red Hat OpenShift, Red Hat continues its efforts to provide solutions that enable developers to create applications for hybrid cloud environments. Red Hat plans to make Codenvy an integral part of OpenShift.io, Red Hat’s recently announced hosted development environment for building hybrid cloud services on OpenShift.

Historically, software engineers have spent more time each week on administration and other tasks, including environment management, than actual coding. And often, developers can find themselves working on multiple projects concurrently, but in different programming languages. As more IT organizations move to continuous delivery with DevOps and containers to speed the delivery of modern, cloud-native applications, developers have turned to new tools like Codenvy that can enable development teams to build complex applications faster with fewer inconsistencies across environments.

Codenvy, founded in 2013, is the first enterprise offering based on Eclipse Che, the popular open source cloud integrated development environment (IDE) and developer workspace server. Codenvy combines runtimes, projects and an IDE into a cloud-native developer tool that allows multiple developers to collaborate in the same workspace. Codenvy’s portable universal workspaces and cloud IDE address the configuration and sharing challenges created by localhost developer workspaces to allow contributions to a project without having to install software. Codenvy runs in lightweight Linux containers, enabling instant startup and offering elastic scalability for building and running millions of workspaces. Codenvy’s containerized workspaces are easily accessible via a browser without creating, maintaining and managing development environments.

Codenvy and Red Hat have already been working together to help developers accelerate cloud-native application development. Last year, Codenvy, Red Hat and Microsoft announced a collaborative effort to provide a common way to integrate programming languages across code editors and IDEs. The protocol was aimed at extending developer flexibility and productivity by enabling a rich editing experience within a variety of tools for different programming languages. In 2016, Red Hat also joined the Eclipse Che community, adding contributors and committers focused on improvements around workspace runtimes, supporting orchestration and composition formats for workspaces and improving the edit / build / test lifecycle of container images from within the IDE. And, Codenvy is already embedded in Red Hat OpenShift, Red Hat’s award-winning container application platform, to make developing, debugging and deploying apps simple.

Now, with Codenvy as part of its Developer portfolio, Red Hat plans to make Eclipse Che and the Codenvy enhancements central to its tooling strategy and extend and integrate the workspace management technology across tools and platforms. OpenShift.io, which includes Eclipse Che, delivers application development tools and environments needed to help organizations maintain relevancy in a digitally transforming marketplace. OpenShift.io is designed to enable development teams, whether in the same building or across the globe, to more effectively collaborate and create containerized, microservices-based solutions, deployed to hybrid cloud environments.

The transaction is subject to customary closing conditions and is expected to have no material impact to Red Hat’s guidance for its first fiscal quarter ending May 31, 2017, or fiscal year ending Feb. 28, 2018.

Supporting Quotes

Craig Muzilla, senior vice president, Application Platforms Business, Red Hat

“Thanks to the increasing push towards digital transformation and the use of technology platforms, including apps, as a strategic business advantage, the role of the developer has never been more important. But, accelerated innovation through agile development requires new approaches and tools. We are thrilled to add Codenvy’s cloud-native development tools and containerized workspaces to Red Hat’s already expansive portfolio of solutions for building modern, cloud-native apps, to help make developers more successful.”

Tyler Jewell, founder and CEO of Codenvy, Eclipse Che project lead

“Cloud workspaces make contributing to software projects easy. It’s a simple concept that drove growth in codenvy.io and open source Eclipse Che. Our container-based approach to development aligns with Red Hat’s focus on improving security features, reliability and performance in its container offerings. Joining Red Hat opens up opportunities to expand our reach among developers, giving them modern tools to build containerized apps from within their Web browser.”

About Red Hat, Inc.

Red Hat is the world’s leading provider of open source software solutions, using a community-powered approach to provide reliable and high-performing cloud, Linux, middleware, storage and virtualization technologies. Red Hat also offers award-winning support, training, and consulting services. As a connective hub in a global network of enterprises, partners, and open source communities, Red Hat helps create relevant, innovative technologies that liberate resources for growth and prepare customers for the future of IT. Learn more at http://www.redhat.com.

Forward-Looking Statements

Certain statements contained in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: risks related to the ability of the Company to compete effectively; the ability to deliver and stimulate demand for new products and technological innovations on a timely basis; delays or reductions in information technology spending; the integration of acquisitions and the ability to market successfully acquired technologies and products; fluctuations in exchange rates; the effects of industry consolidation; uncertainty and adverse results in litigation and related settlements; the inability to adequately protect Company intellectual property and the potential for infringement or breach of license claims of or relating to third party intellectual property; risks related to data and information security vulnerabilities; changes in and a dependence on key personnel; the ability to meet financial and operational challenges encountered in our international operations; and ineffective management of, and control over, the Company’s growth and international operations, as well as other factors contained in our most recent Annual Report on Form 10-K (copies of which may be accessed through the Securities and Exchange Commission’s website at http://www.sec.gov), including those found therein under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic and political conditions, governmental and public policy changes and the impact of natural disasters such as earthquakes and floods. The forward-looking statements included in this press release represent the Company’s views as of the date of this press release and these views could change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this press release.

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